SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                 Current Report
                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) July 10, 1998

                     BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200                 04-3208648
(Commission File Number)	(IRS Employer Identification No.)

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts   02108-4406
(Address of principal executive offices)  (Zip Code)
 (617) 624-8900

  None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

     	As of July 10, 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 32 thereof (the Partnership) entered into various agreements relating to Pecan Manor Apartments Partnership, a Louisiana Partnership In Commendam (the Operating Partnership), including the Amended and Restated Articles of Partnership In Commendam of the Operating Partnership dated as of July 10, 1998 (the Operating Partnership Agreement), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

     	The Operating Partnership owns and has constructed a forty (40) - unit apartment complex located on Fairgrounds Road in Natchitoches, Louisiana, which is known as Pecan Manor Apartments (the Apartment Complex). The Apartment Complex consists of twelve (12) buildings containing twelve
(12) 1-bedroom units, twenty-two (22) 2-bedroom units and six (6) 4-bedroom units. Amenities include a community building/clubhouse and washer/dryer connections in all of the units. Construction of the Apartment Complex was completed in January, 1999, with 100% Occupancy achieved in April, 1999.

     	On May 12, 1998, the Operating Partnership received construction financing in the amount of $850,000
(the Construction Mortgage) from Hibernia National Bank.
The Construction Mortgage carried an interest rate of 8.95% and had a twelve (12) - month term. The Construction
Mortgage has now been repaid. The Operating Partnership is receiving permanent financing from both Hibernia National
Bank and the Louisiana Housing Finance Agency.  Hibernia
National Bank is providing a permanent first mortgage (the
Permanent First Mortgage) in the amount of $69,000.  The
Permanent First Mortgage bears interest at a variable rate initially set at 8.80% and has a twenty-five (25) - year amortization period and a fifteen (15) - year term. The
Louisiana Housing Finance Agency is providing a permanent second mortgage (the Permanent Second Mortgage) in the amount of $400,000. The Permanent Second Mortgage bears an interest rate of 5.88% and has a forty (40) - year amortization period and a forty (40) - year term.

     	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the Tax Credits) under Section
42 of the Internal Revenue Code of 1986, as amended
(the Code).

     	The General Partners of the Operating Partnership are M. Riemer Calhoun, Jr. (the Managing General Partner), and Community Support Programs, Inc., a Louisiana non-profit corporation (CSPI). Mr. Calhoun is the president and owner of Calhoun Builders, Inc., which was the Builder of the Apartment Complex, and Chairman, CEO and owner of Calhoun Property Management, Inc., which is the Management Agent of the Apartment Complex. Mr. Calhoun served as the Developer of the Apartment Complex. Mr. Calhoun and his various entities have extensive development, construction and project management experience. As of June, 1998, Mr. Calhoun and his various entities had completed approximately 110 multifamily housing projects in Louisiana and Texas, of which more than 65 qualified for Tax Credits. CSPI, incorporated in August, 1990, is a non-profit agency with a focus on housing for persons who are disenfranchised. Ms. Margaret G. Shemwell is the chief executive officer and has an extensive background in psychology and social work.
Their role in the project will be to provide a selection of support services for the residents of the Apartment Complex. The programs will include individual budget counseling,
Section 8 assistance, liaison services to link residents with the various social service agencies that can assist them, and individualized support services geared to an individuals specific needs.

     	The Partnership acquired its interest in the Operating Partnership directly from the Operating
Partnership in consideration of an agreement to make a Capital Contribution of $1,501,914 to the Operating
Partnership in three installments as follows:

     $1,126,436 (the First Installment) on the latest to occur of (A) the Admission Date; (B) the Tax Credit Set-
Aside; (C) Construction Mortgage Closing; (D) Permanent
Mortgage Commitment; or (E) Permanent Second Mortgage
Closing;

$150,191 (the Second Installment) on the latest to occur of (A) the Completion Date; (B) Cost Certification; or (C)
State Designation; and

     $225,287 (the Third Installment) on the latest to occur of (A) Initial 100% Occupancy; (B) Permanent Mortgage Commencement; (C) receipt by the Limited Partners of a copy of the Operating Partnership's owner's title insurance policy, as endorsed through Permanent Mortgage Commencement, with such policy and endorsement in form and substance satisfactory to the Special Limited Partner; (D) delivery of an opinion of counsel to the Operating Partnership concerning the Permanent Mortgages, including the non-recourse nature thereof, satisfactory as to form, content and counsel to the Special Limited Partner; and (E) Breakeven Point.

     All of the Installments have been paid in by the Partnership.

     	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating
Partnership receiving $2,086,201 of Tax Credits during the 11-year period commencing in 1999 of which 99.99%
($2,085,993) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

     	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

           Profits, Losses and
            Tax Credits from      Capital           Cash
           Normal Operations     Transactions       Flow

Managing
General Partner   .005%            49%              49%
CSPI              .005%             1%               1%
Partnership       99.99%           49.999%          50%
Special Limited
Partner              0%            .001%             0%

     The Special Limited Partner of the Operating
Partnership is BCTC 94, Inc., an affiliate of the Partnership.

     	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

     	BCCLP or an Affiliate thereof, is receiving a fee (the Asset Management Fee) (which commenced in 1999) from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $4,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year Cash Flow is insufficient to pay the full amount of the Asset Management Fee, and the shortfall is not paid from funds advanced pursuant to Section 6.11, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first fiscal year in which there is sufficient Cash Flow or Capital Proceeds as provided in
Article X of the Operating Partnership Agreement.

     	The Operating Partnership is paying the Managing General Partner a fee (the Partnership Management
Fee) (which commenced in 1999) for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $4,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any fiscal year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first fiscal year in which there is sufficient Cash Flow or Capital Proceeds as provided in
Article X of the Operating Partnership Agreement.

     	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the General Partners (or their designee) a fee (the Construction and Development Fee) in the principal amount of $160,000 ( of which $26,720 shall be paid to CSPI and $133,280 shall be paid to the Managing General Partner), which fee was earned upon the achievement of certain benchmarks set forth in the Development Services Agreement dated as of May 1, 1998 by and between the Operating Partnership and the Managing General Partner, and earned in full as to each building in the Apartment Complex as of the date such building was completed. The Construction and Development Fee was paid in the amount of $160,000 at the time of the payment of the Third Installment.

     	In consideration of its services in connection with any sale of the Apartment Complex in accordance with the terms of the Operating Partnership Agreement, the General Partners shall be entitled to a fee (the Sales
Disposition Fee) in the amount of 3% of the sales price of the Apartment Complex. The Sales Disposition Fee shall be reduced to the extent necessary so that all fees and expenses to the Operating Partnership in connection with such sale will not exceed 3% as required by Article III.D.
of the Operating Partnership Agreement.

     	The Builder of the Apartment Complex will receive a total compensation of $2,721,391 which includes Builder's
Profit of $92,000.  The Management Agent of the Apartment
Complex will receive a Management Fee equal to 5% of collected rents.



Item 7.   Exhibits.
(c)   Exhibits.
(1) (a)*  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

     (2) (a) Amended and Restated Articles of Partnership in Commendam for Pecan Manor Apartments Partnership

     (2) (b)  Pecan Manor Apartments Partnership
Certification and Agreement.

     (2) (c)  Development Services Agreement by and between
Pecan Manor Apartments Partnership and M. Riemer Calhoun,
Jr.

     (4) (a)** Agreement of Limited Partnership of the
Partnership

     (16) None
(17) None
(20) None
(23) None
(24) None
(27) None

     __________

     * Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

     ** Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

     Dated:  February 9, 2000


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	Boston Capital Associates IV L.P.,
	its General Partner


	By:	C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:	__/s/ Herbert F. Collins______
Herbert F. Collins, Partner